UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2023

Capitalworks Emerging Markets Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41108	98-1598114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 11th Floor

New York, New York 10105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (202) 320-4822

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	CMCAU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	CMCA	The Nasdaq Stock Market LLC

Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	CMCAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

As previously disclosed, Capitalworks Emerging Markets Acquisition Corp, a special purpose acquisition company incorporated as a Cayman Islands exempted company (“CEMAC”), entered into a Business Combination Agreement (the “Business Combination Agreement”), dated as of March 1, 2023, by and among (i) CEMAC, (ii) Lexasure Financial Group Limited, a Cayman Islands exempted company limited by shares (“Lexasure”), (iii) Lexasure Financial Holdings Corp., a Cayman Islands exempted company limited by shares (“Pubco”), (iv) CEMAC Merger Sub Inc., a Cayman Islands exempted company limited by shares and a wholly-owned subsidiary of Pubco, (v) Lexasure Merger Sub Inc., a Cayman Islands exempted company limited by shares and a wholly-owned subsidiary of Pubco, (vi) CEMAC Sponsor LP, a Cayman Islands exempted limited partnership, in the capacity as the representative for the shareholders of CEMAC and Pubco (other than the Lexasure shareholders), and (vii) Ian Lim Teck Soon, an individual, in the capacity as the representative for the Lexasure shareholders, for a proposed business combination among the parties.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference is a investor presentation (“Investor Presentation”) that will be used by Lexasure and CEMAC in connection with the transactions (the “Transactions”) contemplated by the Business Combination Agreement.

The Investor Presentation is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On May 12, 2023, Lexasure issued a press release announcing (i) that CEMAC is seeking shareholder approval for a nine-month extension to March 3, 2024 of its deadline to complete a business combination at a shareholder meeting scheduled for May 23, 2023 and (ii) the availability of the Investor Presentation. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Cautionary Note Regarding Forward-Looking Statements

Certain statements included in this report are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These statements are based on various assumptions, whether or not identified in this report and on the current expectations of CEMAC’s and Lexasure’s respective management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CEMAC and Lexasure. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include, without limitation, changes in business, market, financial, political and legal conditions.

These forward-looking statements are subject to a number of risks and uncertainties, including, without limitation, the inability of the parties to successfully or timely consummate the Transactions; the failure to realize the anticipated benefits of the Transactions; the ability of CEMAC prior to the Transactions, and Pubco following completion of the Transactions, to maintain (in the case of CEMAC) and to obtain and maintain (in the case of Pubco) the listing of CEMAC’s shares prior to the Transactions, and, following the Transactions, Pubco’s shares, on the Nasdaq; costs related to the Transactions; the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed business combination; the failure to satisfy the conditions to the consummation of the Transactions, including the approval of the Business Combination Agreement by the shareholders of CEMAC; changes to the proposed structure of the proposed business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed business combination; the risk that the Transactions may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; the inability to complete a transaction financing; the outcome of any legal proceedings that may be instituted against CEMAC, Pubco or Lexasure related to the Transactions; the attraction and retention of qualified directors, officers, employees and key personnel of CEMAC and Lexasure prior to the Transactions, and Pubco following the Transactions; the ability of Pubco to compete effectively in a highly competitive market; the ability to protect and enhance Lexasure’s corporate reputation and brand; the impact from future regulatory, judicial, and legislative changes in Lexasure’s industry; the uncertain effects of the COVID-19 pandemic or other public health matters; competition from larger companies that have greater resources, technology, relationships and/or expertise; the impact of pricing pressure and erosion; supply chain risks; risks to Lexasure’s ability to protect its intellectual property and avoid infringement by others, or claims of infringement against Lexasure; the future financial performance of Pubco following the Transactions, including the ability of future revenues to meet projections; the ability of Pubco to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; Lexasure’s ability to execute its business plans and strategy; risks related to the fact that each of Lexasure and Pubco is incorporated in the Cayman Islands and governed by Cayman Islands law; and those factors discussed in CEMAC’s final prospectus dated November 30, 2021, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, in each case, under the heading “Risk Factors,” and set forth in other documents of CEMAC or Pubco filed, or to be filed, with the SEC. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the registration statement on Form F-4 and related proxy statement/prospectus and other documents to be filed by CEMAC or Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The foregoing list of risks is not exhaustive.

If any of these risks materialize or the underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither CEMAC nor Lexasure presently know or that CEMAC or Lexasure currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect CEMAC’s and Lexasure’s current expectations, plans and forecasts of future events and views as of the date of this Current Report on Form 8-K. Nothing herein should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of CEMAC and Lexasure described above. CEMAC and Lexasure anticipate that subsequent events and developments will cause their assessments to change. However, while CEMAC and Lexasure may elect to update these forward-looking statements at some point in the future, they each specifically disclaim any obligation to do so, except as may be required by law. These forward-looking statements should not be relied upon as representing CEMAC’s or Lexasure’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Participants in the Solicitation

CEMAC, Lexasure and Pubco and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed transaction described in this report under the rules of the SEC. Information about the directors and executive officers of CEMAC is set forth in its Annual Report on Form 10-K for the year ended March 31, 2022, filed with the SEC on July 15, 2022, and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Capitalworks Emerging Markets Acquisition Corp., 1345 Avenue of the Americas, 11th Floor, New York, New York 10105. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the CEMAC shareholders in connection with the proposed Transactions will be set forth in the registration statement on Form F-4 containing a proxy statement/prospectus to be filed by Pubco with the SEC with respect to the proposed Transactions. These documents can be obtained free of charge from the sources indicated herein.

Important Information About the Transactions and Where to Find It

This report relates to proposed Transactions between CEMAC and Lexasure. This report does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Transactions described herein, CEMAC and Lexasure intend to file relevant materials with the SEC, including a registration statement on Form F-4 to be filed by Pubco, which will include a proxy statement/prospectus. Security holders are encouraged to carefully review such information, including the risk factors and other disclosures therein. The proxy statement/prospectus will be sent to all shareholders of CEMAC and Lexasure. CEMAC and Pubco will also file other documents regarding the proposed Transactions with the SEC. Before making any voting or investment decision, investors and security holders of CEMAC are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Transactions as they become available because they will contain important information about the proposed Transactions.

Once available, shareholders will also be able to obtain a copy of the Form F-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: stefan.r@capitalworksem.com. The preliminary and definitive proxy statement/prospectus, once available, and other materials filed with the SEC, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING THEREOF OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Non-Solicitation

This report does not constitute, and should not be construed to be, a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination described herein and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Investor Presentation, dated May 2023.
99.2	Press release, dated May 12, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capitalworks Emerging Markets Acquisition Corp

Date: May 12, 2023	By:	/s/ Roberta Brzezinski
		Name:	Roberta Brzezinski
		Title:	Chief Executive Officer